UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2012

Resource America, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-4408	72-0654145
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Crescent Drive, Suite 203 Navy Yard Corporate Center Philadelphia, PA		19112
(Address of Principal Executive		(Zip Code)
Offices)

Registrant's telephone number, including area code: 215-546-5005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the settlement agreement dated January 9, 2012 (the “Agreement”) by and among Resource America, Inc. (the “Company”), Raging Capital Fund, LP, William C. Martin and Robert L. Lerner, which was previously disclosed by the Company on a Current Report on Form 8-K filed on January 12, 2012, at a meeting of the Company’s Board of Directors (the “Board”) held immediately following the Company’s annual meeting of stockholders on March 8, 2012, as discussed below in Item 5.07, the Board increased the number of directors from eight to nine and appointed Mr. Lerner as a director with a term expiring at the Company’s 2014 annual meeting of stockholders.  For a discussion of the terms of the Agreement, see the Form 8-K filed by the Company on January 12, 2012, including a copy of the Agreement attached as an exhibit thereto, which the Company incorporates herein by this reference.

Also on March 8, 2012, solely in order to provide for equal apportionment of the members of the Board among the three classes, as required by the Company’s Bylaws, Edward E. Cohen moved from the class of directors whose term expires at the Company’s 2014 annual meeting of stockholders to the class of directors whose term expires at the Company’s 2013 annual meeting of stockholders.  To effectuate this move among the classes of directors, Mr. E. Cohen simultaneously tendered his resignation from the Board and, upon a vote of the remaining Board members, was immediately reappointed to the Board as a director of the class whose term expires at the Company’s 2013 annual meeting of stockholders.  The reallocation of Mr. Cohen from one class of directors to another class had no effect on any aspect of his relationship or compensatory arrangements with the Company, and he continues to serve as the Company’s Chairman of the Board.  After giving effect to Mr. Lerner’s appointment to the Board, Mr. E. Cohen’s reallocation among the Board classes, and the election of directors at the 2012 annual meeting disclosed below in Item 5.07, there are now three directors in each of the Board’s three director classes.

Item 5.07                      Submission of Matters to a Vote of Security Holders

At the Company’s annual meeting of stockholders held on March 8, 2012, the stockholders: (i) elected three directors, Messrs. Jonathan Cohen, Donald Delson and John White, to serve three-year terms expiring at the Company’s annual meeting of stockholders in 2015; (ii) approved a proposal to adopt the Resource America, Inc. 2012 Non-Employee Director Deferred Stock Plan; and (iii) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012.

The voting results were as follows:

Election of Directors	Shares For	Shares Withheld
Mr. J. Cohen	13,742,999	146,045
Mr. Delson	13,758,527	130,517
Mr. White	12,160,502	1,728,542

A proposal to adopt the Resource America, Inc. 2012 Non-Employee Director Deferred Stock Plan:

Shares For	Shares Against	Abstentions
12,293,376	1,582,586	13,082

A proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012:

Shares For	Shares Against	Abstentions
16,733,611	22,214	11,421

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource America, Inc.

Date: March 13, 2012	/s/ Michael S. Yecies
Michael S. Yecies
Senior Vice President, Chief Legal Officer & Secretary